Exhibit 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

dated as of

May 30, 2013

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arranger and Joint Bookrunner

CITIBANK, N.A.,

as Joint Lead Arranger, Joint Bookrunner and Syndication Agent

JPMORGAN CHASE BANK, N.A.,

DEUTSCHE BANK SECURITIES INC., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY (this “Fifth Amendment”), dated as of May 30, 2013 (the “Fifth Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 5, 2012 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to increase the Borrowing Base from $368,750,000 to $430,000,000 to be effective as of the Fifth Amendment Effective Date.

C. The Borrower has requested that Huntington Bank (the “New Lender”) becomes a Lender hereunder with a Maximum Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute and any regulations promulgated thereunder.

“Excluded Swap Obligation” means, with respect to any Loan Party individually determined on a Loan Party by Loan Party basis, any Indebtedness in respect of any Swap Agreement if, and solely to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Indebtedness in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Swap Agreement. If, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such obligation that is attributable to swaps for which such guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Guaranty dated as of May 30, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

“Fifth Amendment Effective Date” means May 30, 2013.

“Qualified ECP Guarantor” means, in respect of any Swap Agreement, each Loan Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.2 Amended Definitions. The definitions of “Applicable Margin”, “Borrowing Base”, “Commitment”, “Indebtedness”, “Loan Documents”, and “Swap Agreement” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Applicable Margin” means, for any day, with respect to any Loan, the applicable rate per annum set forth below based on Borrowing Base Utilization Percentage on such day:

Borrowing Base Utilization Percentage	Eurodollar Loans	ABR Loans
≥ 90%	3.00%	2.00%
≥ 75% and < 90%	2.50%	1.50%
≥ 50% and < 75%	2.00%	1.00%
< 50%	1.75%	0.75%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of a change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change.

“Borrowing Base” means at any time an amount equal to the sum of the Oil and Gas Reserve Borrowing Base plus the Well Services Borrowing Base determined in accordance with Section 2.07, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(h), or Section 8.12(d). As of the Fifth Amendment Effective Date, the Borrowing Base shall be $430,000,000.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b); and “Commitments” means the aggregate amount of the Commitments of all the Lenders. The amount representing each Lender’s Commitment shall at any time be the lesser of (i) such Lender’s Maximum Credit Amount and (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base. As of the Fifth Amendment Effective Date, the aggregate Commitments of the Lenders are $430,000,000.

“Indebtedness” means any and all amounts owing or to be owing by the Borrower or any other Loan Party: (a) to the Administrative Agent, any Issuing Bank, or any Lender under any Loan Document including, without limitation, all interest on any of the Loans (including any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Loan Party (or could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such case, proceeding or other action); (b) to any Person under any Secured Swap Agreement; (c) to any Bank Products Provider in respect of Bank Products; and (d) all renewals, extensions and/or restatements of any of the above; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Indebtedness” owing by such Guarantor.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Second Lien Intercreditor Agreement and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act). For the sole purposes of Section 9.17, the definitions of “Designated Partnership” and “Permitted Participating Partnership Swap Agreement”, the term “Swap Agreement” shall be deemed to exclude all purchased put options or floors for Hydrocarbons.

2.3 Amendment to Swap Agreements Representation. Section 7.21 of the Credit Agreement is hereby amended by inserting “and Qualified ECP Guarantor” in the heading of such Section immediately after the reference to “Swap Agreements” and by adding the following sentence to the end of such Section:

The Borrower is a Qualified ECP Guarantor.

2.4 New Commodity Exchange Act Keepwell Affirmative Covenant. A new Section 8.22 is hereby added to the Credit Agreement and shall read in full as follows:

Section 8.22 Commodity Exchange Act Keepwell Provisions. The Borrower hereby guarantees the payment and performance of all Indebtedness of each Loan Party (other than the Borrower) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Loan Party (other than the Borrower) in order for such Loan Party to honor its obligations under the Guaranty Agreement including obligations with respect to Swap Agreements (provided, however, that the

Borrower shall only be liable under this Section 8.22 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.22, or otherwise under this Agreement or any Loan Document, as it relates to such other Loan Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.22 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders and the Administrative Agent, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 8.22 constitute, and this Section 8.22 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.5 Amendment to Leverage Ratio Covenant. Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) The Borrower will not permit, as of the last day of any Rolling Period ending on or after the Fifth Amendment Effective Date, the ratio of Total Funded Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than (i) as of the last day of the Rolling Periods ending on or prior to December 31, 2013, 4.25 to 1.0, and (ii) as of the last day of each Rolling Period ending thereafter, 4.00 to 1.0.

2.6 Deletion of Interest Coverage Ratio Covenant. Section 9.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) [Intentionally Deleted.]

2.7 Amendment to Debt Covenant. Section 9.02(n) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(n) other unsecured Debt incurred after the date of this Agreement not to exceed $40,000,000 in the aggregate at any time outstanding.

2.8 Amendment to Restricted Payments Covenant. Section 9.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 120 days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Debt permitted to be incurred under Section 9.02(o), provided that, so long as (A) both immediately prior to and immediately after giving effect to any such Redemption (1) no Default exists and (2) the amount by which the aggregate Commitments of Lenders that are not Affiliate Lenders exceed the aggregate Credit Exposures at such time is not less than 20% of the Borrowing Base in effect at such time, and (B) the aggregate amount of Loan proceeds that are used directly or indirectly by the Borrower during the term of this Agreement to fund any such Redemption(s)

does not exceed $40,000,000, the Borrower may Redeem such Debt or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Debt incurred under Section 9.02(o) or any indenture, agreement, instrument, certificate or other document relating to such Debt other than amendments or other modifications that (1) do not violate the terms of this Agreement or any other Loan Document, (2) could not reasonably be expected to be materially adverse to the rights, interests, or privileges of the Administrative Agent or the Lenders or their ability to enforce the Loan Documents, and (3) could not reasonably be expected to have a Material Adverse Effect.

2.9 Amendments to Investments Covenant.

(a) Section 9.05(g) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(g) Investments made after the Effective Date (i) by the Borrower in any Restricted Subsidiary of the Borrower which is a Guarantor, (ii) by any Restricted Subsidiary in the Borrower or any Guarantor, (iii) by the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary in an aggregate amount in all such Unrestricted Subsidiaries at any time outstanding not to exceed $15,000,000, and (iv) by the Borrower or any Restricted Subsidiary in Immaterial Subsidiaries in an aggregate amount at any time outstanding not to exceed $10,000,000.

(b) Section 9.05(s) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(s) so long as no Default or Event of Default has occurred and is continuing or would result from such Investments and no Borrowing Base Deficiency exists at such time, other Investments not to exceed $25,000,000 in the aggregate outstanding at any time.

2.10 New Non-Qualified ECP Guarantor Negative Covenant. A new Section 9.26 is hereby added to the Credit Agreement and shall read in full as follows:

Section 9.26 Non-Qualified ECP Guarantors. The Borrower shall not permit any Loan Party that is not an “eligible contract participant”, as defined in the Commodity Exchange Act, to own, at any time, any Oil and Gas Properties or any Equity Interests in any Subsidiaries.

2.11 Amendment to Section 10.02. Clause (c) of Section 10.02 of the Credit Agreement is hereby amended by inserting the following language immediately following clause (c) thereof:

Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Indebtedness other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above).

2.12 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Fifth Amendment and any Borrowings made on the Fifth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fifth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fifth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fifth Amendment) of the aggregate Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.12.

Section 3. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased, effective as of the Fifth Amendment Effective Date, to be $430,000,000 and shall remain at $430,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base redetermination provided for herein shall be the May 1, 2013 Scheduled Redetermination and shall not be considered or deemed to be an Interim Redetermination of the Borrowing Base for purposes of Section 2.07(b) of the Credit Agreement. The Borrowing Base increase provided for herein shall be comprised of the following changes and reaffirmations to the various components of the Borrowing Base: (a) the Working Interest Borrowing Base shall be increased from $292,526,676.83 to $345,000,000; (b) the Partnership Interest Borrowing Base shall be increased from $53,963,414.63 to $60,000,000; (c) the Oil and Gas Reserve Borrowing Base shall be increased from $346,490,091.46 to $405,000,000; and (d) the Well Services Borrowing Base shall be increased from $22,259,908.54 to $25,000,000.

Section 4. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this Fifth Amendment from the Loan Parties and each of the Lenders (including the New Lender).

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date including, without limitation, the amendment fee and Borrowing Base increase fee described in Section 4.3 below.

4.3 The Administrative Agent shall have received (a) an amendment fee for the benefit of the Lenders (other than the New Lender) in an amount for each such Lender equal to seven and a half basis points (0.075%) of the lesser of (i) the amount of such Lender’s Commitment, if any, that was in effect on the Fourth Amendment Effective Date and (ii) the amount of such Lender’s Commitment after giving effect to Section 3 hereof and (b) a Borrowing Base increase fee for the benefit of each Increasing Lender (as defined below), in an amount for each such Increasing Lender equal to thirty basis points (0.30%) of the amount of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender (including the New Lender) whose Commitment after giving effect to Section 3 hereof exceeds such Lender’s Commitment, if any, that was in effect on the Fourth Amendment Effective Date, and “Increased Commitment” means the amount of such excess.

4.4 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

4.5 The conditions set forth in Section 6.02 of the Credit Agreement shall be satisfied.

Section 5. Amendment to Guaranty Agreement. Effective as of the Fifth Amendment Effective Date, a new Section 4.16 is hereby added to the Guaranty Agreement immediately following Section 4.15 thereof, which Section 4.16 shall read in full as follows:

4.16 Qualified ECP Guarantors. Each Guarantor that is a Qualified ECP Guarantor hereby guarantees the payment and performance of all Indebtedness of each Loan Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each Loan Party in order for such Loan Party to honor its obligations under this Guaranty including obligations with respect to Swap Agreements (provided, however, that each such Guarantor shall only be liable under this Section 4.16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4.16, or otherwise under this Guaranty or any Loan Document, as it relates to such other Loan Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each such Guarantor under this Section 4.16 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Secured Creditors, and all of the Lenders’ Commitments are terminated. The parties intend that this Section 4.16 constitute, and this Section 4.16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 6. New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fifth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fifth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 7. Miscellaneous.

7.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fifth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), and (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

7.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

7.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Resource Partners GP, LLC, its general partner

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

ATLAS BARNETT, LLC, a Texas limited liabilty company

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Jason M. Hicks
Name:	Jason M. Hicks,
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-In-Fact

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Zilewicz
Name:	Jason Zilewicz
Title:	Assistant Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Timothy Polvado
Name:	Timothy Polvado
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	EVP

By:	/s/ George McKinley
Name:	George McKinley
Title:	VP

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy G. Moragas
Name:	Nancy G. Moragas
Title:	Sr. Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Antonio Molestina
Name:	Antonio Molestina
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Executive Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

HUNTINGTON BANK, as a Lender

By:	/s/ Stephan A. Hoffman
Name:	Stephan A. Hoffman
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY

ATLAS RESOURCE PARTNERS, L.P.

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	9.58139535%	$95,813,953.49
Citibank, N.A.	9.58139535%	$95,813,953.49
Bank of America, N.A.	7.95348837%	$79,534,883.72
Deutsche Bank Trust Company Americas	7.95348837%	$79,534,883.72
JPMorgan Chase Bank, N.A.	7.95348837%	$79,534,883.72
Comerica Bank	7.00000000%	$70,000,000.00
Sovereign Bank, N.A.	7.00000000%	$70,000,000.00
ABN Amro Capital USA LLC	7.00000000%	$70,000,000.00
Natixis	7.00000000%	$70,000,000.00
SunTrust Bank	7.00000000%	$70,000,000.00
Royal Bank of Canada	7.00000000%	$70,000,000.00
Huntington Bank	4.20930233%	$42,093,023.26
Compass Bank	4.20930233%	$42,093,023.26
Cadence Bank, N.A.	4.20930233%	$42,093,023.26
Capital One, National Association	2.34883721%	$23,488,372.08
Total	100%	$1,000,000,000.00